UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2020

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

This Amendment is being filed to correct the composition of the Compensation Committee to include Mr. Panagiotis ("Panos") N. Lazareto.

SPAR Group, Inc., a Delaware corporation ("SGRP", the "Corporation" or the "Registrant"), has listed the shares of Common Stock issued by SGRP (the "SGRP Shares") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC"). The Corporation and its subsidiaries may be referred to collectively as the "Company" in such reports and in this Current Report on Form 8-K (this "Report").

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2020, the Board of Directors (the "Board") of SGRP appointed Igor Novgorodtsev to the Board to fill the vacancy created by an increase in Board size through the written consent of SGRP's majority stockholders, Mr. William H. Bartels and Mr. Robert G. Brown, and appointed Mr. Novgorodtsev to the Board's Audit, Compensation and Governance Committees, in each case based on the recommendation of SGRP's Governance Committee. Mr. Novgorodtsev will be compensated consistent with the Corporation's policy for non-employee directors, pro-rated to reflect his partial year of service, as more fully described in the Corporation's definitive proxy statement for its 2020 Annual Meeting of Stockholders, filed with the SEC on May 1, 2020, under the heading Compensation of Directors.

Igor Novgorodtsev is the CEO and founder of FlashAlert, low-latency market news service, and Managing Director of Lares Capital LLC, an investment fund. He also has served in several technology leadership roles at Bank of New York Mellon, Bridgewater Associates, and Intercontinental Stock Exchange. Mr. Novgorodtsev received a MS in Mechanical Engineering from SUNY at Buffalo and MBA from NYU Stern School of Business.

SGRP's Governance Committee has determined that Mr. Novgorodtsev is an independent director as he (among other things) satisfies the applicable requirements under applicable Nasdaq rules, the rules and regulations of the SEC and SGRP's governance documents and policies.

Following Mr. Novgorodtsev's appointment to the Board and the committees noted above, the committees of the Board currently consist of the following directors:

●

SGRP's Audit Committee now (May 28) consists, and through August 1, 2020, will consist, of: Mr. Arthur H. Baer (Chairman), Mr. Jeffrey A. Mayer, Mr. R. Eric McCarthey*, and Mr. Igor Novgorodtsev, all of whom are independent directors. * Mr. R. Eric McCarthey is retiring effective August 1, 2020.

●

SGRP's Compensation Committee now (May 28) consists and will consist of: Mr. Jeffrey A. Mayer (Chairman), Mr. Arthur H. Baer, Mr. Panagiotis ("Panos") N. Lazaretos, and Mr. Igor Novgorodtsev, all of whom are independent directors. Mr. Igor Novgorodtsev will eventually become chairman of SGRP's Compensation Committee

●

SGRP's Governance Committee now (May 28) consists and will consist of: Mr. Jeffrey A. Mayer (Chairman), Mr. Arthur H. Baer, and Mr. Igor Novgorodtsev, all of whom are independent directors. The Governance Committee recommended and the Board approved amending SGRP's By-Laws and the Governance Committee's Charter to permit a non-independent director to be a member of SGRP's Governance Committee to the extent permitted by Nasdaq rules and other applicable law, but to be a non-voting member to the extent prohibited by Nasdaq rules or other applicable law, to permit Peter W. Brown to serve on that Committee following such amendments.

As a result of Mr. Igor Novgorodtsev's appointment, SGRP currently has six independent directors out of ten, and thus the Board has a majority of independent directors. The independent directors are Arthur B. Drogue, R. Eric McCarthey, Jeffrey A. Mayer, Arthur H. Baer, Panagiotis "Panos" Lazaretos and Igor Novgorodtsev. However, SGRP received notice from Messrs. Drogue and McCarthey that they will each retire as directors of SGRP, effective August 1, 2020 (the "Retirements"). See SGRP's Current Report on Form 8-K as filed with the SEC on or about May 5, 2020).

Accordingly, if: (1) the vacancies created by the Retirements are not filled by new independent directors, (2) James R. Brown Sr. is appointed as a director pursuant to the second special stockholders meeting request received on May 28, 2020 (see SGRP's Current Report on Form 8-K as filed with the SEC on or about May 5, 2020), from the Brown Group and (3) the Governance Committee determines that James R. Brown Sr. is not independent, then SGRP will only have four independent directors out of nine on the Board, and therefore, SGRP will no longer have a majority independent Board as required by applicable Nasdaq rules. Alternatively, if SGRP appoints two independent directors to fill the vacancies created by the Retirements and James R. Brown is elected as a non-independent director, SGRP will have six out of eleven independent directors in compliance with applicable Nasdaq rules on director independence. The Governance Committee is continuing to identify potential independent director candidates to fill the vacancies that will be created by the Retirements. See SGRP's Current Report on Form 8-K, filed with the SEC on May 12, 2020, for further information regarding the SGRP's risk of future violations of the applicable Nasdaq rules on director independence, which is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K (this "Current Report"), contain "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Corporation and its subsidiaries (collectively, the "Company"), and this Current Report has been filed by the Corporation with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and the Exchange Act, "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Corporation in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance or other information respecting the potential negative effects of the Retirements, the possible election of James R. Brown as a director, the novel coronavirus and COVID-19 pandemic on the Company's business, the Company's potential non-compliance with applicable Nasdaq director independence rules, the Company's cash flow or financial condition, the Company's cash flow later this year, or the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, Risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's common stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date:	June 8, 2020
By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer